EXHIBIT 4.54

                               WARRANT CERTIFICATE
                               -------------------

UNLESS PERMITTED UNDER SECURITIES LEGISLATION, THE HOLDER OF THIS SECURITY SHALL NOT TRADE THE SECURITY BEFORE OCTOBER 15, 2005.

WITHOUT PRIOR WRITTEN APPROVAL OF THE TORONTO STOCK EXCHANGE (THE "TSX") AND COMPLIANCE WITH ALL APPLICABLE SECURITIES LEGISLATION, THE WARRANTS REPRESENTED BY THIS CERTIFICATE AND THE COMMON SHARES ISSUABLE UPON THE EXERCISE OF THE
WARRANTS REPRESENTED BY THIS CERTIFICATE MAY NOT BE SOLD, TRANSFERRED, HYPOTHECATED OR OTHERWISE TRADED ON OR THROUGH THE FACILITIES OF THE TSX OR OTHERWISE IN CANADA OR TO OR FOR THE BENEFIT OF A CANADIAN RESIDENT UNTIL OCTOBER 15, 2005.

THE SECURITIES REPRESENTED HEREBY AND THE SECURITIES ISSUED UPON EXERCISE HEREOF HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "U.S. SECURITIES ACT"). THESE SECURITIES MAY BE OFFERED, SOLD OR OTHERWISE TRANSFERRED ONLY (A) TO THE CORPORATION, (B) OUTSIDE THE UNITED STATES IN ACCORDANCE WITH RULE 904 OF REGULATION S UNDER THE U.S. SECURITIES ACT, IF AVAILABLE, AND IN COMPLIANCE WITH CANADIAN LOCAL LAWS AND REGULATIONS, (C) IN COMPLIANCE WITH THE EXEMPTION FROM THE REGISTRATION REQUIREMENTS UNDER THE U.S. SECURITIES ACT PROVIDED BY RULE 144 THEREUNDER, IF AVAILABLE, AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS, (D) IN A TRANSACTION THAT DOES NOT REQUIRE REGISTRATION UNDER THE U.S. SECURITIES ACT OR ANY APPLICABLE STATE SECURITIES LAWS, AND THE HOLDER HAS, PRIOR TO SUCH SALE, FURNISHED TO THE CORPORATION AN OPINION OF COUNSEL OR OTHER EVIDENCE OF EXEMPTION, IN EITHER CASE REASONABLY SATISFACTORY TO THE CORPORATION, OR (E) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT THAT COVERS RESALES OF SECURITIES.

"THIS WARRANT AND THE SECURITIES DELIVERABLE UPON EXERCISE THEREOF HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "U.S. SECURITIES ACT"), OR THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES. THIS WARRANT MAY NOT BE EXERCISED IN THE UNITED STATES, OR FOR THE ACCOUNT OR BENEFIT OF A U.S. PERSON UNLESS THIS WARRANT AND SHARES ISSUABLE UPON EXERCISE OF THIS WARRANT HAVE BEEN REGISTERED UNDER THE U.S. SECURITIES ACT AND THE APPLICABLE SECURITIES LEGISLATION OF ANY SUCH STATE OR AN EXEMPTION FROM SUCH REGISTRATION REQUIREMENTS IS AVAILABLE. "UNITED STATES" AND "U.S. PERSON" ARE AS DEFINED BY REGULATION S UNDER THE U. S. SECURITIES ACT."

THIS CERTIFICATE, AND THE SHARE PURCHASE WARRANTS EVIDENCED HEREBY, WILL BE VOID AND OF NO VALUE UNLESS EXERCISED ON OR BEFORE 5:00 P.M. (VANCOUVER TIME) ON JUNE __, 2010 SUBJECT TO ACCELERATION IN ACCORDANCE WITH THE TERMS OF THIS CERTIFICATE.

               ANTHONY CLARK INTERNATIONAL INSURANCE BROKERS LTD.
               --------------------------------------------------

                                                              1,439,128 WARRANTS

                             SHARE PURCHASE WARRANTS
                              DATED: June 15, 2005

     THIS IS TO CERTIFY THAT for value received, Bridge Opportunity Finances, LLC, a Delaware limited liability company, with its principal place of business at 233 S. Wacker Drive, Suite 5350, Chicago, Illinois 60606, the registered holder hereof, is entitled for each whole warrant ("Warrant") represented hereby to purchase one fully paid and non-assessable common share ("Common Share") in the capital of Anthony Clark International Insurance Brokers Ltd. (the "Corporation") at a price per share equal to Cdn$0.80, subject to adjustment as hereinafter referred to and to the provisions and the terms and conditions hereinafter set forth. This Warrant Certificate entitles the holder to 1,439,128 Warrants representing the right to purchase 1,439,128 Common Shares.

     The right to purchase Common Shares granted by this certificate may be exercised by the registered holder hereof (such registered holder referred to from time to time herein as the "Warrantholder") in whole or in part at any time on the date of issue hereof up to and including 5:00 p.m. (Vancouver time) on June __, 2010 subject to acceleration as set out herein (the "Time of Expiry", and the period of time from the date hereof to the Time of Expiry, the "Exercise Period") by surrender of this Warrant Certificate to the Corporation at 10333 Southport Road SW, Suite 355, Calgary, Alberta T2W 3X6, together with the Subscription Form attached hereto duly executed and completed for the number of Common Shares which the holder hereof is entitled to purchase and the purchase price of such Common Shares as herein provided. The purchase price of Common Shares subscribed for hereunder shall be paid by certified cheque, money order or bank draft payable to the order of the Corporation.

     This Warrant and such payment shall be deemed not to have been surrendered and made except upon personal delivery thereof or, if sent by post or other means of transmission, upon actual receipt thereof by the Corporation at the office specified above.

     Certificates for the Common Shares subscribed for will be mailed to the person specified in the subscription form at the address specified therein after the due surrender of such Warrant and payment as aforesaid. In the event of a purchase of a number of Common Shares fewer than the number which can be purchased pursuant to this Warrant, the holder shall be entitled to receive without charge a new Warrant Certificate in respect of the balance of such shares.

     The holder of this Warrant Certificate may at any time up to and including the Time of Expiry upon the surrender hereof to the Corporation at its office set out above and payment of any charges reasonably required, exchange this Warrant Certificate for other Warrant Certificates entitling the holder to subscribe in the aggregate for the same number of Common Shares as is expressed in this Warrant Certificate.

     All Common Shares issued on or before October 15, 2005 upon the exercise of the rights represented by this Warrant Certificate will be subject to a hold period and may not be traded until [October 15, 2005] except as permitted by applicable securities laws and regulations and the certificates representing such Common Shares shall bear the following legends (the "Canadian Legend"):

     "UNLESS PERMITTED UNDER SECURITIES LEGISLATION, THE HOLDER OF THIS SECURITY SHALL NOT TRADE THE SECURITY BEFORE [OCTOBER 15, 2005].

     "WITHOUT PRIOR WRITTEN APPROVAL OF THE TSX AND COMPLIANCE WITH ALL APPLICABLE SECURITIES LEGISLATION, THE SECURITIES REPRESENTED BY THIS CERTIFICATE MAY NOT BE SOLD, TRANSFERRED, HYPOTHECATED OR OTHERWISE TRADED ON OR THROUGH THE FACILITIES OF THE TSX OR OTHERWISE IN CANADA OR TO OR FOR THE BENEFIT OF A CANADIAN RESIDENT UNTIL, OCTOBER 15, 2005.

     The Warrants represented by this Warrant Certificate may only be exercised by or on behalf of a holder who, at the time of exercise, either:

          (a) is the original subscriber for such Warrants, and makes the representations set forth in the attached subscription form;

          (b) provides a written opinion of counsel satisfactory to the Corporation that the Common Shares to be delivered upon exercise of the Warrants have been registered under the U. S. Securities Act and the securities laws of all applicable states of the United States or are exempt from such registration requirements; or

          (c) provides written certification that he is not a U.S. Person (as such term is defined in Regulation S ("Regulation S") under the U.S. Securities Act) and is not exercising the Warrants represented hereby within the United States or for the account or benefit of a U.S. Person or person in the United States in the form of the attached Form of Declaration for Removal of Legend.

     The securities represented hereby and the securities issuable upon exercise of the securities represented hereby, are subject to resale restrictions under applicable Canadian securities laws. The Warrants represented hereby and Common Shares which may be acquired hereunder have not been registered under the United States Securities Act of 1933, as amended (the "U.S. Securities Act") or applicable state securities laws, and the Warrants as evidenced by this Certificate may not be transferred to or exercised by or for the account or benefit of any "U.S. Person", as such term is defined in Regulation S under the U.S. Securities Act, or a Person within the United States unless registered under the U.S. Securities Act or pursuant to an applicable exemption from registration under the U.S. Securities Act and applicable state securities laws and the Corporation has received an opinion of counsel of recognized standing to such effect in form and substance satisfactory to the Corporation. The Common Shares issuable upon exercise of this Warrant Certificate will bear the following legend (the "US Legend") in addition to the Canadian Legend:

     "THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT. THESE SECURITIES MAY BE OFFERED, SOLD OR OTHERWISE TRANSFERRED ONLY (A) TO THE CORPORATION, (B) OUTSIDE THE UNITED STATES IN ACCORDANCE WITH RULE 904 OF REGULATION S UNDER THE U.S. SECURITIES ACT, IF AVAILABLE, AND IN COMPLIANCE WITH CANADIAN LOCAL LAWS AND REGULATIONS, (C) IN COMPLIANCE WITH THE EXEMPTION FROM THE REGISTRATION REQUIREMENTS UNDER THE U.S. SECURITIES ACT PROVIDED BY RULE 144 THEREUNDER, IF AVAILABLE, AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS, (D) IN A TRANSACTION THAT DOES NOT REQUIRE REGISTRATION UNDER THE U.S. SECURITIES ACT OR ANY APPLICABLE STATE SECURITIES LAWS, AND THE HOLDER HAS, PRIOR TO SUCH SALE, FURNISHED TO THE CORPORATION AN OPINION OF COUNSEL OR OTHER EVIDENCE OF EXEMPTION, IN EITHER CASE REASONABLY SATISFACTORY TO THE

     CORPORATION, OR (E) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT THAT COVERS RESALES OF SECURITIES.

     DELIVERY OF THIS CERTIFICATE MAY NOT CONSTITUTE "GOOD DELIVERY" IN SETTLEMENT OF TRANSACTIONS ON STOCK EXCHANGES IN CANADA. AT ANY TIME THAT THE CORPORATION IS A "FOREIGN ISSUER" AS DEFINED IN RULE 902 OF REGULATION S UNDER THE U.S. SECURITIES ACT, A NEW CERTIFICATE, BEARING NO LEGEND, THE DELIVERY OF WHICH WILL CONSTITUTE "GOOD DELIVERY" MAY BE OBTAINED FROM CIBC MELLON TRUST COMPANY, THE CORPORATION'S TRANSFER AGENT, UPON DELIVERY OF THIS CERTIFICATE AND A DULY EXECUTED DECLARATION, IN A FORM SATISFACTORY TO CIBC MELLON TRUST COMPANY AND THE CORPORATION, TO THE EFFECT THAT THE SALE OF THE SECURITIES REPRESENTED HEREBY IS BEING MADE IN COMPLIANCE WITH RULE 904 OF REGULATION S UNDER THE U.S. SECURITIES ACT."

     provided that the US Legend may be removed upon delivery of the Form of Declaration for Removal of Legend attached hereto. Holders of the securities represented hereby should consult with their legal advisors prior to exercising or transferring the securities represented hereby.

THE  FOLLOWING  ARE  THE  TERMS  AND  CONDITIONS  REFERRED  TO IN  THIS  WARRANT
CERTIFICATE:

1) No Rights After Time Of Expiry. Nothing contained herein shall confer any right upon the holder hereof or any other person to subscribe for or purchase any shares of the Corporation at any time subsequent to the Time of Expiry. After the Time of Expiry this Warrant Certificate and all rights thereunder shall be void and of no value.

2) Adjustment Of Subscription And Purchase Rights. The original Purchase Price in effect and the number and type of securities purchasable under the Warrants at any date shall be subject to adjustment from time to time as follows:

     a) If and whenever at any time prior to the Expiry Time, the Corporation shall (i) subdivide or redivide the outstanding Common Shares into a greater number of shares, (ii) reduce, combine or consolidate the outstanding Common Shares into a smaller number of shares, or (iii) issue Common Shares or other Participating Shares (as hereinafter defined) to the holders of all or substantially all of the outstanding Common Shares by way of a stock dividend, the exercise price in effect on the effective date of any such event shall be adjusted immediately after such event or on the record date for such issue of Common Shares or other Participating Shares by way of stock dividend, as the case may be, so that it shall equal the amount determined by multiplying the Purchase Price in effect immediately prior to such event by a fraction, of which the numerator shall be the total number of Common Shares and other Participating Shares outstanding immediately prior to such event and of which the denominator shall be the total number of Common Shares and other Participating Shares outstanding immediately after such event. The number of Common Shares which the holder is entitled to purchase upon exercise of each Warrant shall be adjusted at the same time by multiplying the number by the inverse of the aforesaid fraction. Such adjustments shall be made successively whenever any event referred to in this subsection (a) shall occur. Any such issue of Common Shares or other Participating Shares by way of a stock dividend shall be deemed to have been made on the record date for the stock dividend for the purpose of calculating the number of outstanding Common Shares or other Participating Shares immediately after such event under this subsection (a) and subsection (e) of this
          Section 2.

     b) If and whenever at any time prior to the Expiry Time the Corporation shall fix a record date for the issuance of rights, options or warrants to all or substantially all of the holders of the outstanding Common Shares, entitling them, for a period expiring not more than 45 days after such record date, to subscribe for or purchase Common
          Shares or other Participating Shares (or securities convertible into or exchangeable for Common Shares or other Participating Shares) at a price per share (or having a conversion or exchange price per share) less than 75% of the Current Market Price (as hereinafter defined) on such record date, the Purchase Price shall be adjusted immediately after such record date so that it shall equal the price determined by multiplying the Purchase Price in effect on such record date by a fraction, of which the numerator shall be the total number of Common Shares outstanding on such record date plus the number arrived at by dividing the aggregate price of the total number of additional Common Shares or other Participating Shares offered for subscription or purchase (or the aggregate conversion or exchange price of the convertible or exchangeable securities so offered) by such Current Market Price, and of which the denominator shall be the total number of Common Shares outstanding on such record date plus the total number of additional Common Shares or other Participating Shares offered for subscription or purchase (or into which the convertible or exchangeable securities so offered are convertible or exchangeable). The number of Common Shares which the holder is entitled to purchase upon exercise of each Warrant shall be adjusted at the same time by multiplying the number by the inverse of the aforesaid fraction. Any Common Shares owned by or held for the account of the Corporation or any subsidiary of the Corporation shall be deemed not to be outstanding for the purpose of any such computation. Such adjustment shall be made successively whenever such a record date is fixed. To the extent that any such rights, options or warrants are not so issued or any such rights, options or warrants are not exercised prior to the expiration thereof, the Purchase Price shall then be re-adjusted to the exercise price which would then be in effect based upon the number and aggregate price of Common Shares or other Participating Shares (or securities convertible into or exchangeable for Common Shares or other Participating Shares) actually issued upon the exercise of such rights, options or warrants, as the case may be.

     c) If and whenever at any time prior to the Expiry Time the Corporation shall fix a record date for the making of a distribution to all or substantially all the holders of its outstanding Common Shares of: (i) shares of any class other than Common Shares or Participating Shares, other than shares distributed to holders of Common Shares pursuant to their exercise of options to receive dividends in the form of such shares in lieu of Dividends Paid in the Ordinary Course (as hereinafter defined) on the Common Shares and other than the issue of Common Shares or other Participating Shares to the holders of all or substantially all of the outstanding Common Shares by way of a stock dividend, or (ii) subject to paragraph 1(b), rights, options or warrants (excluding rights exercisable for 45 days or less), or (iii) evidence of its indebtedness, or (iv) assets (excluding Dividends Paid in the Ordinary Course), including shares of other corporations, then, in each such case, the Purchase Price shall be adjusted immediately after such record date so that it shall equal the price determined by multiplying the Purchase Price in effect on such record date by a fraction, of which the numerator shall be the greater of: (i) one; and
          (ii) the total number of Common Shares outstanding on such record date multiplied by the Current Market Price per Common Share on such record date, less the fair market value (as determined by the board of directors of the Corporation, which determination, absent manifest error, shall be conclusive) of such shares or rights, options or warrants or evidences of indebtedness or assets so distributed, and of which the denominator shall be the total number of Common Shares outstanding on such record date multiplied by such Current Market Price per Common Share; and the number of Common Shares which the holder is entitled to purchase upon exercise of each Warrant shall be adjusted at the same time by multiplying the number by the inverse of the aforesaid fraction. Any Common Shares owned by or held for the account of the Corporation shall be deemed not to be outstanding for the purpose of any such computation. Such adjustment shall be made successively whenever such a record date is fixed. To the extent that such distribution is not so made, the exercise price shall be re-adjusted to the exercise price which would then be in effect if such record date had not been fixed or to the exercise price which would then be in effect based upon such shares or rights, options or warrants or evidences of indebtedness or assets actually distributed, as the case may be, and in clause (iv) the term "Dividends Paid in the Ordinary Course" shall include the value of any securities or other property or assets distributed in lieu of cash Dividends Paid in the Ordinary Course.

     d) If and whenever at any time prior to the Expiry Time there is a reclassification of the Common Shares at any time outstanding or a change of the Common Shares into other shares or a capital reorganization of the Corporation not covered in subsection (a) of this section or a consolidation, amalgamation or merger of the Corporation with or into any other corporation or a sale of the property and assets of the Corporation as or substantially as an entirety to any other person, a holder holding Warrants represented by this Warrant Certificate which have not been exercised prior to the effective date of such reclassification, capital reorganization, consolidation, amalgamation, merger or sale shall thereafter, upon the exercise of such Warrants, be entitled to receive and shall accept in lieu of the number of Common Shares, as then constituted, to which the holder was previously entitled upon exercise of the Warrants, but for the same aggregate consideration payable therefor, the number of shares or other securities or property of the Corporation or of the corporation resulting from such reclassification, consolidation, amalgamation or merger or of the person to which such sale may be made, as the case may be, that such holder would have been entitled to receive on such reclassification, capital reorganization, consolidation, amalgamation, merger or sale of, on the effective date thereof, as if the holder had been the registered holder of the number of Common Shares to which the holder was previously entitled upon due exercise of the Warrants. In any case, if necessary, appropriate adjustment shall be made in the application of the provisions set forth in this Warrant Certificate with respect to the rights and interests thereafter of the holders of the Warrants to the end that the provisions set forth in this Warrant Certificate shall thereafter correspondingly be made applicable, as nearly as may reasonably be, in relation to any shares or securities or property to which the holder may be entitled upon the exercise of such Warrants thereafter.

     e) The adjustments required under the terms of this Warrant Certificate upon the occurrence of any of the events referred to herein shall become effective immediately after a record date for such event. The Corporation may defer, until the occurrence of such event, issuing to the holder of any Warrant exercised after such record date and before the occurrence of such event the kind and amount of shares, other securities or property to which it would be entitled upon such exercise by reason of the adjustment required by such event. Provided, however, that the Corporation shall deliver to such holder an appropriate instrument evidencing such holder's right to receive the kind and amount of shares, other securities or property to which it would be entitled upon the occurrence of the event requiring such adjustment and the right to receive any distributions made or declared in favour of holders of record of Common Shares as constituted from time to time on and after such date as the holder would, but for the provisions of this subsection (e), have received, or become entitled to receive, on such exercise.

     f) The adjustments provided for in this Warrant Certificate are cumulative and shall apply to successive subdivisions, redivisions, reductions, combinations, consolidations, distributions, issues or other events resulting in any adjustment under the provisions of this Warrant Certificate provided that, notwithstanding any other provision of this Section, no adjustment of the Purchase Price or number of Common Shares, as then constituted, purchasable shall be required unless such adjustment would require an increase or decrease, of at least 1% in the Purchase Price or the number of Common Shares, as then constituted, purchasable then in effect. Provided however, that any adjustments which by reason of this subsection (f) are not required to be made shall be carried forward and taken into account in any subsequent adjustment.

     g) In the event of any question arising with respect to the adjustments provided in this Warrant Certificate, such question shall, absent manifest error, be conclusively determined by a firm of chartered accountants appointed by the Corporation (who may be the auditors of the Corporation) with the assistance of legal counsel, who may be legal counsel to the Corporation; such accountants shall have access to all necessary records of the Corporation and such determination shall be binding upon the Corporation and the holder.

3)   Definitions. In this Warrant Certificate:

     a) "Common Shares" means the Corporation's presently authorized common voting shares without par value and shall also include any other authorized classes of shares in the capital of the Corporation which do not have special rights and restrictions attaching fixed dividends thereto and limiting the participation of holders of shares of such classes in the distribution of assets upon the voluntary or involuntary liquidation, dissolution or winding up of the Corporation;

     b) "Current Market Price" per Common Share or Participating Share at any date shall be the closing price per share for such shares on a day before such date on the TSX (or if the Common Shares are not listed on such stock exchange, on such other stock exchange on which the Common Shares are listed as may be selected for such purpose by the directors of the Corporation, or if the Common Shares are not listed on any stock exchange, then on the over the counter market);

     c) "Dividends Paid in the Ordinary Course" means cash dividends declared payable on the Common Shares in any fiscal year of the Corporation to the extent that such cash dividends do not exceed, in the aggregate, the greatest of: (i) 50% of the retained earnings of the Corporation at the end of the immediately preceding fiscal year; (ii) 150% of the aggregate amount and/or value of dividends declared payable by the Corporation on the Common Shares in its immediately preceding fiscal year; and (iii) 100% of the net earnings of the Corporation, before extraordinary items, for its immediately preceding fiscal year (versus the amount or value of all dividends paid or payable in respect of such fiscal year which credited net earnings) to be as shown in the audited consolidated financial statements of the Corporation for such preceding fiscal year or, if there are no audited financial statements with respect to such period, computed in accordance with generally accepted accounting principles consistent with the applications made in preparation of the most recent audited consolidated financial statements of the Corporation, and for such purpose the amounts of any dividend paid in shares shall be the aggregate deemed issue price of such shares and the amount of any dividend paid in other than cash or shares shall be the fair market value of such dividend as declared by resolution passed by the board of directors of the Corporation; and

     d) "Participating Share" means a share that carries the right to participate in earnings or in capital on a liquidation or winding-up to an unlimited degree, or which ranks, in terms of priority, equally with the Common Shares with respect to participation in earnings or in capital on a liquidation or winding-up.

4) No Rights Of Shareholders. The Warrants shall not entitle the holder to any rights as a shareholder of the Corporation, including without limitation, voting rights.

5) Transferability. This Warrant is not transferable unless the transfer is made in accordance with the terms of this Warrant Certificate, the rules of the TSX and in accordance with applicable securities laws. Any permissible transfer shall be conducted in accordance with transfer procedures established by the Corporation from time to time. To transfer Warrants, the Warrantholder must complete the Form of Transfer attached to the Warrant Certificate. The holding of this Warrant shall not constitute the holder hereof a holder of Common Shares nor entitle him to any right or interest in respect thereof.

6) New Certificate. This Warrant Certificate is exchangeable, upon the surrender hereof by the holder to the Corporation, for a new Warrant Certificate of like tenor representing in the aggregate the right to subscribe for and purchase the number of Common Shares which may be subscribed for and purchased hereunder, each of such new Warrant Certificates to represent the right to subscribe for and purchase such number of Common Shares as shall be designated by the holder at the time of such surrender.

7) Loss, Mutilation, Destruction Or Theft Of Warrants. In case this Warrant Certificate shall become mutilated or be lost, destroyed or stolen, the Corporation, subject to applicable law, shall issue and deliver a new Warrant Certificate representing the Warrants of like date and tenor as the one mutilated, lost, destroyed or stolen upon surrender of and in place of and upon cancellation of the mutilated Warrant Certificate or in lieu of and in substitution for the lost, destroyed or stolen Warrant Certificate. The applicant for the issue of a new Warrant Certificate representing the Warrants pursuant to this Section shall bear the cost of the issue thereof and in case of loss, destruction or theft shall, as a condition precedent to the issue thereof, furnish to the Corporation such evidence of ownership and of the loss, destruction or theft of the Warrant Certificate so lost, destroyed or stolen as shall be satisfactory to the Corporation and in its discretion and the applicant may also be required to furnish an indemnity in amount and form satisfactory to the Corporation in its discretion, and shall pay the reasonable charges of the Corporation in connection therewith.

8) Reservation, Validity. The Corporation covenants and agrees that during the exercise period, the Corporation shall at all times reserve and keep available out of its authorized shares of Common Shares, solely for the purpose of issuance upon the exercise of the Warrants, such number of Common Shares issuable upon the exercise of this Warrant certificate. The Corporation covenants and agrees that, upon exercise of the Warrants, and payment of the exercise price therefor, all Common Shares shall be duly authorized, validly issued, fully paid and non-assessable. As long as the Warrants shall be outstanding, the Corporation shall cause all Common Shares issuable upon the exercise of the Warrants to be listed and quoted on all securities exchanges and systems on which the Common Shares are now listed and/or quoted, including the Toronto Stock Exchange.

9) Governing Law. The Warrants evidenced hereby shall be governed by and construed in accordance with the laws of the Province of Alberta.

10) Time Is Of The Essence. Time is of the essence hereof and no extension or variation of the terms of this Warrant Certificate shall operate as a waiver of this provision.

                     (Signature Page to Warrant Certificate)
                     ---------------------------------------

IN WITNESS WHEREOF this Warrant Certificate has been executed on behalf of Anthony Clark International Insurance Brokers Ltd. the 15th day of June, 2005.

                                           ANTHONY CLARK INTERNATIONAL
                                           INSURANCE BROKERS LTD.

                                           By: /s/ Primo Podorieszach
                                              ----------------------------------

                                SUBSCRIPTION FORM
                                -----------------

TO: Anthony Clark International Insurance Brokers Ltd. (the "Corporation") The undersigned registered holder of the within Warrant Certificate, hereby:

(a) subscribes for _______ common shares ("Common Shares") of the Corporation at the price per share in Canadian funds equal to Cdn$0.80 and in payment of the exercise price encloses a certified cheque, money order or bank draft, in any case in lawful money of Canada payable to the order of the Corporation; and

(b) delivers herewith the above-mentioned Warrant Certificate entitling the undersigned to subscribe for the above-mentioned number of Common Shares.

The undersigned represents, warrants and certifies as follows (one (only) of the following must be checked):

     A.|_|*the undersigned holder at the time of exercise of the Warrant is not in the United States, is not a "U.S. person" as defined in Regulation S under the U.S. Securities Act of 1933, as amended (the "U.S. Securities Act") and is not exercising the Warrant on behalf of, or for the account or benefit of a U.S. person or person in the United States and did not execute or deliver this exercise form in the United States; OR

     B.|_|*the  undersigned  holder has  delivered  to the  Corporation  and the
          Corporation's transfer agent an opinion of counsel (which will not be sufficient unless it is in form and substance satisfactory to the Corporation) or such other evidence satisfactory to the Corporation to the effect that with respect to the securities to be delivered upon exercise of this Warrant, the issuance of such securities has been registered under the U.S. Securities Act and applicable state securities laws or an exemption from the registration requirements of the U.S. Securities Act and applicable state securities laws is available; OR

     C.|_|*is the original  subscriber of the Warrants and (i) is an "accredited investor" (as such term is defined in Rule 501(a) of Regulation D under the U.S. Securities Act (an "Accredited Investor"), exercising the Warrant for its own account or the account of an Accredited Investor over which it exercises sole investment discretion, (ii) has had access to such current public information concerning the
          Corporation as it considered necessary in connection with its investment decision, (iii) understands that the Common Shares have not been registered under the U.S. Securities Act and (iv) agrees to the restrictions on transfer and resale more fully described in the Warrant Certificate.

     "United States" and "U.S. person" are as defined in Regulation S under the U.S. Securities Act.

The undersigned holder acknowledges that the certificate representing Common Shares issued on or before October __, 2005 shall bear the Canadian Legend as set out in the Warrant Certificate.

The undersigned holder understands that unless Box A above is checked, the certificate representing the Common Shares issued upon exercise of the Warrant will, unless the issuance of such securities has been registered under the U.S. Securities Act and applicable state securities laws, bear the US Legend, as set forth in the Warrant Certificate, restricting transfer without registration under the U.S. Securities Act and applicable state securities laws unless an exemption from registration is available. A share certificate bearing such a legend is not considered to be good delivery under the Rules and Policies of The Toronto Stock Exchange.

The undersigned hereby directs that the said Shares be registered as follows:


------------------------ --------------------------- ---------------------------
Name(s) in full          Address(es)                 Number(s) of Common Shares
                         (including Postal Code
------------------------ --------------------------- ---------------------------

------------------------ --------------------------- ---------------------------

Note: Certificates representing Common Shares will not be registered or delivered to an address in the United States unless Box B or C above is checked.

DATED this ______ day of _______, 200____.


                                        ----------------------------------------
                                        (Signature of Subscriber)


                                        ----------------------------------------
                                        (Print Name of Subscriber)*

                                        ----------------------------------------


                                        ----------------------------------------
                                        (Address of Subscriber in full)

(*The name of the signatory must correspond with the name upon the face of the certificate in every particular and the Corporation reserves the right to require reasonable assurance that such signature is genuine and effective.)

The certificates will be mailed by registered mail to the address appearing in this Subscription Form.

                                FORM OF TRANSFER
                                ----------------

THE WARRANTS REPRESENTED BY THIS CERTIFICATE MAY NOT BE TRANSFERRED TO A U.S. PERSON OR TO ANY PERSON IN THE UNITED STATES (AS DEFINED IN REGULATION S UNDER THE SECURITIES ACT OF 1933, AS AMENDED) OR TO ANY PERSON FOR THE ACCOUNT OR BENEFIT OF A U.S. PERSON OR A PERSON IN THE UNITED STATES, EXCEPT IN LIMITED CIRCUMSTANCES SPECIFIED IN THE WARRANT CERTIFICATE.

Any transfer of Warrants will require compliance with applicable securities legislation. Transferors and transferees are urged to consult with their legal advisors before effecting any such transfer.

FOR VALUE  RECEIVED,  the undersigned  hereby sells,  assigns and transfers unto
(name)   ______________________________   (the  "Transferee"),  of  (residential
address)  ________________________________________________  Warrants  of Anthony
Clark International Insurance Brokers Ltd. represented by the attached certificate, and irrevocably appoints as the attorney of the undersigned to transfer the said securities on the books or register of transfer, with full power of substitution.

The undersigned hereby certifies that the transfer of these securities is not being made to, or, for the account or benefit of, and the offer of these securities was not made to, or, for the account or benefit of, and the person named above is not, and is not acting for the account or benefit of, a person in the "United States" or a "U.S. person" (as such terms are defined in Regulation S under the United States Securities Act of 1933, as amended (the "U.S. Securities Act")), unless such transfer is exempt from registration under the U.S. Securities Act.

DATED the ______ day of _________________, 200__.


================================================================================



---------------------------------------    -------------------------------------
Signature Guaranteed                       (Signature of Warrantholder,  to be
(See instructions to Warrantholders        the same as appears on the face of
below)                                     this Special Warrant Certificate)



Name of Warrantholder:
Address (Please Print):                    -------------------------------------

================================================================================

(The following to be completed by the transferee)

|_| The undersigned transferee hereby certifies that (i) he is not a "U.S. person" (as defined in Regulation S under the U.S. Securities Act (a "U.S. Person")), (ii) at the time of transfer he is not within the United States, and
(iii) he is not acquiring any of the Warrants represented by this Certificate by or on behalf of any U.S. Person or person within the United States. OR

|_| The undersigned transferee acknowledges that the Warrants and the Common Shares issuable upon exercise hereof are "restricted securities" within the meaning of Rule 144 under the U.S. Securities Act and may not be offered, sold, transferred or exercised absent registration under the U.S. Securities Act or an exemption therefrom AND the undersigned transferee is delivering herewith, if so requested by the Corporation, an opinion of U.S. counsel to the effect that this transfer of the Warrants has been registered under the U.S. Securities Act or is exempt from registration thereunder.


================================================================================


---------------------------------------    -------------------------------------
Signature Guarantee                        Signature of Transferee


---------------------------------------    -------------------------------------
Date                                       Name of Transferee (Please Print)
================================================================================



Note to Warrantholders:

(1) In order to transfer the Warrants represented by this Warrant Certificate, this transfer form must be delivered to the Corporation, together with this Warrant Certificate.

(2)  The  signature  on the  transfer  form  must be  guaranteed  by a  Canadian
     Schedule 1 chartered bank, a major trust corporation in Canada, a member of the Securities Transfer Association Medallion Program (STAMP), a member of the Stock Exchange Medallion Program (SEMP) or a member of the New York Stock Exchange Inc. Medallion Signature Program (MSP).

(3) Warrants shall only be transferable in accordance with applicable laws and the applicable provisions of the Warrant Certificate. The transfer of Warrants may result in the Common Shares received upon the exercise of the Warrants not being freely tradable in the jurisdiction of the purchaser. If the transfer is to, or for the account or benefit of, a U.S. Person, special restrictions apply as set out in the Warrant Certificate governing these Warrants.

                    FORM OF DECLARATION FOR REMOVAL OF LEGEND
                    -----------------------------------------



TO:     CIBC Mellon Trust Company
        Calgary, Alberta
        as registrar and transfer agent
        for the securities of Anthony Clark International Insurance Brokers Ltd.

The undersigned (a) acknowledges that the sale of the securities of Anthony Clark International Insurance Brokers Ltd. (the "Corporation") to which this declaration relates is being made in reliance on Rule 904 of Regulation S ("Regulation S") under the United States Securities Act of 1933, as amended (the "1933 Act") and (b) certifies that (1) it is not an affiliate of the Corporation (as defined in Rule 405 under the 1933 Act), (2) the offer of such securities was not made to a person in the United States and either (A) at the time the buy order was originated, the buyer was outside the United States, or the seller and any person acting on its behalf reasonably believed that the buyer was outside the United States, or (B) the transaction was executed on or through the facilities of the Toronto Stock Exchange and neither the seller nor any person acting on its behalf knows that the transaction has been prearranged with a buyer in the United States, (3) neither the seller nor any affiliate of the seller nor any person acting on any of their behalf has engaged or will engage in any directed selling efforts in the United States in connection with the offer and sale of such securities, (4) the sale is bona fide and not for the purpose of "washing off" the resale restrictions imposed because the securities are "restricted securities" (as such term is defined in Rule 144(a)(3) under the 1933 Act), (5) the seller does not intend to replace such securities with fungible unrestricted securities, and (6) the contemplated sale is not a transaction, or part of a series of transactions which, although in technical compliance with Regulation S, is part of a plan or scheme to evade the registration provisions of the 1933 Act. Terms used herein have the meanings given to them by Regulation S.


-------------------------                       --------------------------------
Dated                                           Name of Seller



                                                By:
                                                   -----------------------------

                                                Name:

                                                Title:

11)  Affirmation by Seller's Broker-Dealer


We have read the foregoing representations of our customer, _________________________________ (the "Seller") dated _______________________, with regard to our sale, for such Seller's account, of the _________________ shares of common shares, represented by certificate number ______________ of Anthony Clark International Insurance Brokers Ltd. and on behalf of ourselves we certify and affirm that (A) we have no knowledge that the transaction had been prearranged with a buyer in the United States, (B) the transaction was executed on or through the facilities of the Toronto Stock Exchange and (C) neither we, nor any person acting on our behalf, engaged in any directed selling efforts in connection with the offer and sale of such securities. Terms used herein have the meanings given to them by Regulation S.


-------------------------------------------
Name of Firm

By:
   ----------------------------------------
   Authorized officer

Date:
     --------------------------------------